SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  November 20, 2007               Commission File No. 000-28813

NEW CENTURY ENERGY CORP.
(Exact name of registrant as specified in its charter)

COLORADO
(State or other jurisdiction of incorporation or organization)

93-1192725
(IRS Employer Identification Number)

5851 SAN FELIPE, SUITE 775
HOUSTON, TEXAS 77057
(Address of principal executive offices)

(713) 266-4344
(Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 20, 2007, New Century Energy Corp.'s (the "Company’s," "we," "us," and "our") wholly owned subsidiary, Gulf Coast Oil Corporation, a Delaware corporation ("Gulf Coast") entered into a Securities Purchase Agreement with LV Administrative Services, Inc., as administrative and collateral agent (the “Agent”) for Valens U.S. SPV I, LLC (“Valens U.S.”) and Valens Offshore SPV II, Corp. (“Valens Offshore,” and collectively with Valens U.S., each a “Purchaser” and collectively the “Purchasers” and the "November 2007 Purchase Agreement"), whereby Gulf Coast sold Valens U.S. a Secured Term Note in the amount of $3,100,000 (the "November 2007 Valens U.S. Note"), and Valens Offshore a Secured Term Note in the amount of $4,000,000 (the “November 2007 Valens Offshore Note” and collectively the “November 2007 Gulf Coast Notes”). In connection with the November 2007 Purchase Agreement, Gulf Coast also entered into a Master Security Agreement, a Restricted Account Agreement, a Restricted Account Letter Agreement, a Funds Escrow Agreement, an Amended and Restated Common Stock Purchase Warrant, a Conveyance of Net Profits Overriding Royalty Interest, a Net Profits Interest Agreement, and a Mortgage (including a Deed of Trust, Security Agreement, Financing Statement and Assignment of Production). In connection with Gulf Coast's entry into the November 2007 Purchase Agreement, we and Century Resources, Inc., our wholly owned Delaware subsidiary ("Century") entered into a Letter Agreement with the Purchasers (the "New Century Letter Agreement").

In connection with the November 2007 Purchase Agreement, Gulf Coast granted the Purchasers a right of first refusal to provide additional financing, prior to the incurrence of any additional indebtedness and/or the sale or issuance of any equity interests of Gulf Coast. If Gulf Coast shall receive a proposed term sheet for additional funding, pursuant to the November 2007 Purchase Agreement, it will submit such term sheet to the Purchasers, at which time the Purchasers will have the right, but not the obligation, to deliver, within 10 days of its receipt of the proposed term sheet, its own proposed term sheet setting forth the terms and conditions upon which it would be willing to provide additional financing to Gulf Coast, at terms no less favorable than those outlined in the proposed term sheet. If the Purchasers' terms are at least as favorable to Gulf Coast as those of the proposed term sheet, in the sole determination of Gulf Coast, Gulf Coast shall accept the Purchasers' terms in lieu of the proposed term sheet, if not, Gulf Coast may accept the proposed term sheet.

NOVEMBER 2007 PROMISSORY NOTES

In connection with the November 2007 Purchase Agreement, Gulf Coast issued Valens U.S. a thirty-six (36) month Secured Term Note in the amount of $3,100,000 (the "November 2007 Valens U.S. Note"), and Valens Offshore a thirty-six (36) month Secured Term Note in the amount of $4,000,000 (the "November 2007 Valens Offshore Note," and collectively with the November 2007 Valens U.S. Note, the “Valens Notes”).  The Valens Notes bear interest at a rate equal to the “prime rate” published in The Wall Street Journal (the “Prime Rate”), plus two percent (2%) (the “Contract Rate”), per annum, provided however that the Contract Rate never being less than eight percent (8%) per annum.  The unpaid principal and accrued interest, if any, on the Valens Notes are due and payable on November 22, 2010 (the "Maturity Date"). The interest on the Valens Notes is payable monthly, in arrears, commencing on March 1, 2008.

Additionally, amortizing payments of the principal amount due under the Valens Notes are due December 1, 2007, and each succeeding month thereafter including the Maturity Date (each an "Amortization Amount"). As long as no Event of Default, as defined below, has occurred under the Valens Notes, interest on the Valens Notes is only payable as a component of the Amortization Amount (defined below), unless such Amortization Amount is less than $60,000 for any month.

Each monthly Amortization Amount of the Valens Notes is equal to eighty percent (80%) of the Net Revenues (defined below) which Gulf Coast receives in respect to the oil, gas and/or other hydrocarbon production from certain oil and gas wells which Gulf Coast plans to drill and if successful operate, on the property owned by Gulf Coast.  “Net Revenue” is defined as the gross proceeds paid to Gulf Coast, after subtracting (i) the reasonable ordinary day to day expenses associated with Gulf Coast's operation of the leases, wells and equipment, including fuel, materials, labor, maintenance, routine production equipment replacement, repairs, routine workover costs to maintain production from an existing completed well, royalty, severance tax and ad valorem tax, in each case using accounting practices and procedures ordinary and customary in the oil and gas industry and (ii) Gulf Coast's reasonable estimate of its federal tax (including federal income tax) liability (after taking into account all applicable deductions, depletion and credits), all of which, in each case, shall be subject to the Agents approval. Provided, however, that each Amortization Amount shall be equal to one hundred (100%) of Net Revenue, upon the occurrence and during the continuance of an Event of Default under the Valens Notes as described below.

In the event the Amortization Amount payable to the Purchasers during any month is less than $60,000 in aggregate ($26,220 in the case of the Valens U.S. note or $33,780 in the case of Valens Offshore note), then Gulf Coast is required to make a cash payment to such Purchaser in an amount equal to the difference between the amount of money received by such party and the applicable Amortization Amount.

"Events of Default" under the Valens Notes include: Gulf Coast's failure to pay any amount due under the Valens Notes; Gulf Coast's breach of any covenant or any other term of the Valens Notes in any material respect, which if subject to cure, continues for a period of fifteen (15) days, without being cured; Gulf Coast's or our breach of any representation, warranty or statement made to the Purchasers or Laurus Master Fund, Ltd. (“Laurus”) in connection with any transaction contemplated by the Valens Notes, or any of the other agreements entered into between Gulf Coast, Century, and Laurus; any change or occurrence which could reasonably be expected to have a material adverse effect on Gulf Coast's or our ability to repay the Valens Notes; Gulf Coast's or our bankruptcy or insolvency; if Gulf Coast or we have a judgment levied against either of us in an amount greater than $100,000; a change in control of Gulf Coast, whereby any person or group shall become the beneficial owner of 35% or more of Gulf Coast's voting equity interests or if the Board of Directors of Gulf Coast ceases to consist of a majority of Gulf Coast's Board of Directors on the date of the Valens Notes, unless the Purchasers consent in writing to such change; if Gulf Coast merges with, consolidates with or sells all or substantially all of its assets to any other person or entity; and/or if an indictment is brought or threatened against Gulf Coast, us or any of our or Gulf Coast's executive officers under any criminal statute or civil statue whereby the penalty associated with such indictment could result in the forfeiture of any property of Gulf Coast or us; an “Event of Default” occurs as defined in the November 2007 Purchase Agreement.

Following the occurrence of and during the continuance of an Event of Default, Gulf Coast is required to pay additional interest on the Valens Notes in an amount equal to two percent (2%) per month, and all outstanding obligations under the Valens Notes, the November 2007 Purchase Agreement and each other Related Agreement (as defined in the November 2007 Purchase Agreement), including unpaid interest, shall continue to accrue interest at such additional interest rate from the date of such Event of Default until the date such Event of Default is cured or waived. Additionally, following the occurrence of and during the continuance of an Event of Default, the Purchasers may, at their option, demand immediate repayment in full of all obligations and liabilities owing by Gulf Coast to the Purchasers under the Valens Notes, the November 2007 Purchase Agreement and/or any other Related Agreement, to require Gulf Coast to make a default payment equal to 130% of the outstanding principal amount of the Valens Notes, plus accrued but unpaid interest, all other fees then remaining unpaid, and all other amounts payable hereunder.

Gulf Coast plans to use the funds received through the sale of the Valens Notes to drill up to fourteen wells on its properties during the remainder of 2007 and 2008.  Additionally, Gulf Coast paid Valens Capital Management, LLC, the investment manager of the Purchasers (“VCM”), a non-refundable payment in an amount equal to $106,500, plus reasonable expenses (including legal fees and expenses) incurred in connection with the November 2007 Purchase Agreement and the Related Agreements; and a non-refundable payment in an amount equal to one percent (1.00%) of the aggregate principal amount of the Notes ($710,000); and an advance prepayment discount deposit equal to one percent (1.00%) of the aggregate principal amount of the Notes ($710,000) at the closing.

AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT

In connection with the November 2007 Purchase Agreement, Gulf Coast entered into an Amended and Restated Common Stock Purchase Warrant (the “Amended Warrant”) with Laurus, which amended and restated the warrant originally issued to Laurus in connection with the Securities Purchase Agreement between Gulf Coast and Laurus dated April 28,2006 (the “Original Warrant” and the “April 2006 Purchase Agreement”).  The Amended Warrant was issued for the purposes of clarifying certain of the exercise provisions of the Original Warrant and the percentage of Gulf Coast’s equity into which the Original Warrant was exercisable.

The Amended Warrant entitles Laurus, subject to certain terms, to purchase shares from Gulf Coast following payment in full of all obligations and liabilities owed by Gulf Coast to Laurus in connection with the April 2006 Purchase Agreement and Related Agreements (as defined in the April 2006 Purchase Agreement), equal to 49% of the then outstanding common stock of Gulf Coast.

CONVEYANCE OF NET PROFITS OVERRIDING ROYALTY INTEREST
AND NET PROFITS INTEREST AGREEMENT

In connection with the November 2007 Purchase Agreement, Gulf Coast also entered into a Net Profits Interest Agreement (the “Interest Agreement”) and a Conveyance Of Net Profits Overriding Royalty Interest (the “Conveyance”) with the Purchasers   Pursuant to the terms of the Interest Agreement and the Conveyance, Gulf Coast agreed to sell and convey to the Purchasers, in the proportions of forty-three and seven tenths percent (43.7%) to Valens U.S. and fifty-six and three tenths percent (56.3%) to Valens Offshore, a net profits overriding royalty interest equal to forty-nine percent (49%) of  the Net Profits (as defined therein) of the production of oil and gas produced, saved, and marketed from certain oil and gas properties proposed to be drilled by Gulf Coast.

RELATED AGREEMENTS

Gulf Coast also entered into the following agreements in connection with the November 2007 Purchase Agreement:

o
a Master Security Agreement whereby Gulf Coast, the Company and Century Resources, Inc. assigned and granted a continuing security interest in various properties to the Agent for the benefit of the Purchasers to secure the repayment of the Valens Notes;

o	a Guaranty whereby we and Century agreed to guaranty the repayment of the Valens Notes; and

o
Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Productions in favor of the Agent, which provided the Agent a mortgage and security interest over the interests purchased by Gulf Coast pursuant to the November 2007 Purchase Agreement to secure the repayment of the Valens Notes.

We also entered into a Letter Agreement (the “New Century Letter Agreement”), whereby we and Century agreed to reaffirm our outstanding obligations and liabilities owed to Laurus in connection with the prior Securities Purchase Agreements and Related Agreements (as defined therein) entered into between us and Laurus in 2005, 2006 and 2007.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On November 20, 2007, Gulf Coast entered into a Securities Purchase Agreement, and sold a $4,000,000 Secured Term Note to Valens Offshore SPV II, Corp. (“Valens Offshore”). Gulf Coast claims an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, for the above issuance, since the issuance did not involve a public offering, the recipient took the securities for investment and not resale and Gulf Coast took appropriate measures to restrict transfer. No underwriters or agents were involved in the issuance and no underwriting discounts or commissions were paid by Gulf Coast.

On November 20, 2007, Gulf Coast entered into a Securities Purchase Agreement, and sold a $3,100,000 Secured Term Note to Valens U.S. SPV I, LLC (“Valens U.S.”). Gulf Coast claims an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, for the above issuance, since the issuance did not involve a public offering, the recipient took the securities for investment and not resale and Gulf Coast took appropriate measures to restrict transfer. No underwriters or agents were involved in the issuance and no underwriting discounts or commissions were paid by Gulf Coast.

On November 20, 2007, Gulf Coast entered into an Amended and Restated Common Stock Purchase Warrant with Laurus (as described above).  Gulf Coast claims an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, for the above issuance, since the issuance did not involve a public offering, the recipient took the securities for investment and not resale and Gulf Coast took appropriate measures to restrict transfer. No underwriters or agents were involved in the issuance and no underwriting discounts or commissions were paid by Gulf Coast.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description.

10.1*	November 2007 Securities Purchase Agreement

10.2*	November 2007 Secured Term Note (Gulf Coast and Valens U.S.) (With Confidential Information Removed)

10.3*	November 2007 Secured Term Note (Gulf Coast and Valens Offshore) (With Confidential Information Removed)

10.4*	Guaranty (in favor of Purchasers)

10.5*	Master Security Agreement (With Confidential Information Removed)

10.6*	Amended and Restated Common Stock Purchase Warrant

10.7*	Net Interest Agreement (With Confidential Information Removed)

10.8*	Conveyance of Net Profits Overriding Royalty Interest (With Confidential Information Removed)

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       NEW CENTURY ENERGY CORP.

                        /s/ Edward R. DeStefano
                        Edward R. DeStefano,
                        President

Date: November 27, 2007